PROPERTY AND EQUIPMENT, NET (Tables)	6 Months Ended
Jun. 30, 2017
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

	December 31, 2016	June 30, 2017
Cost:
Buildings	255,646	255,646
Leasehold improvements	5,563,815	6,319,366
Furniture, fixtures and equipment	925,174	1,036,578
Motor vehicles	820	820

	6,745,455	7,612,410
Less: Accumulated depreciation	(3,196,496)	(3,427,329)

	3,548,959	4,185,081
Construction in progress	161,509	277,867

Property and equipment, net	3,710,468	4,462,948